UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 4, 2004

                                MONSANTO COMPANY
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               (Exact Name of Registrant as Specified in Charter)

       Delaware                        001-16167                 43-1878297
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(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
 of Incorporation)                                           Identification No.)

                          800 North Lindbergh Boulevard
                            St. Louis, Missouri 63167
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (314) 694-1000



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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     In July 2003, Monsanto's board of directors changed Monsanto's fiscal year end from Dec. 31 to Aug. 31. Monsanto has previously reported results for the eight-month "transition" period ended Aug. 31, 2003. On February 4, 2004,
Monsanto Company issued a press release announcing selected financial information for the eight-month transition period as well as the four-months ended Dec. 31, 2003. This press release is furnished as Exhibit 99, and incorporated herein by reference.

     The press release uses the non-GAAP financial measure of "free cash flow". We define "free cash flow" as the total of net cash provided or required by operations and provided or required by investing activities. We believe that free cash flow is useful to investors and management as a measure of the ability of our business to generate cash. This cash can be used for business needs and obligations, to reinvest into the company for future growth, or returned to our shareowners through dividend payments or share repurchases. Free cash flow is also one of the performance measures management uses in determining incentive compensation. The presentation of free cash flow is intended to supplement investors' understanding of our operating performance. This non-GAAP financial measure may not be comparable to similar measures used by other companies. Furthermore, this non-GAAP financial measure is not intended to replace cash flows as determined in accordance with accounting principles generally accepted in the United States.

     We are furnishing the information contained in this report, including the Exhibit, pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K promulgated by the Securities and Exchange Commission ("SEC"). This information shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act") or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Exchange Act. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report, including the Exhibits.

     Certain  statements  contained in this report,  including  the  information contained in the Exhibit, such as statements concerning our anticipated financial results, current and future product performance, regulatory approvals, currency impact, business and financial plans and other non-historical facts are "forward-looking statements." These statements are based on current expectations and currently available information. However, since these statements are based on factors that involve risks and uncertainties, our actual performance and results may differ materially from those described or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, among others: our exposure to various contingencies, including those related to Solutia Inc., litigation, intellectual property, regulatory compliance (including seed quality), environmental contamination and antitrust; fluctuations in exchange rates and other developments related to foreign currencies and economies; increased generic and branded competition for our Roundup herbicide; the accuracy of our estimates and projections, for example, those with respect to product returns and grower use of our products and related distribution inventory levels; the effect of weather conditions and commodity markets on the agriculture business; the success of our research and development activities and the speed with which regulatory authorizations and product launches may be achieved; domestic and foreign social, legal and political developments, especially those relating to agricultural products developed through biotechnology; our ability to continue to manage our costs; our ability to successfully market new and existing products in new and existing domestic and international markets; our ability to obtain payment for the products that we sell; our ability to achieve and maintain protection for our intellectual property; the effects of our accounting policies and changes in generally accepted accounting principles; our ability to fund our short-term financing needs; general economic and business conditions; political and

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economic  conditions  due to threat of future  terrorist  activity  and  related military action; and other risks and factors detailed in our filings with the SEC. Undue reliance should not be placed on these forward-looking statements, which are current only as of the date of this report. We disclaim any current intention to revise or update any forward-looking statements or any of the factors that may affect actual results, whether as a result of new information, future events or otherwise.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 4, 2004
                                MONSANTO COMPANY



                                By: /s/ Nancy E. Hamilton
                                   ---------------------------------------------
                                   Name:  Nancy E. Hamilton
                                   Assistant Secretary


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                                  EXHIBIT INDEX


Exhibit
Number           Description
-------          --------------------------------------------------------------
  99             Press Release, dated February 4, 2004, issued by
                 Monsanto Company